Exhibit 10.20

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

AMENDMENT

TO

CLINICAL DEVELOPMENT AND LICENSE AGREEMENT

This Amendment (this “Amendment”) to the Clinical Development and License Agreement, dated as of July 14, 2005 (as amended from time to time, the “CDC License”), is dated as of September 5, 2007, by and among CDC IV, LLC (“CDC”), BioDelivery Sciences International, Inc. (“BioDelivery”), Arius Pharmaceuticals, Inc., a wholly-owned subsidiary of BioDelivery (“Arius”) and Arius Two, Inc., a wholly-owned subsidiary of BioDelivery (“Arius Two” and together with Arius and BioDelivery, collectively, the “Company”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the CDC License.

RECITALS

WHEREAS, CDC (as successor in interest to Clinical Development Capital LLC), BioDelivery, Arius and Arius Two entered into the CDC License, pursuant to which, among other things, CDC invested in the development of certain compounds being developed by the Company;

WHEREAS, the Company and Arius have entered into that certain License and Development Agreement, dated as of the date hereof, with Meda AB (“Meda”), a Swedish corporation (the “Meda Agreement”), granting Meda rights to develop and commercialize the BEMA Fentanyl product in the United States, Canada, and Mexico; and

WHEREAS, CDC and the Company desire to amend the CDC License to coordinate certain of the terms of the CDC License with the Meda Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein, and intending to be legally bound hereby, the parties agree as follows:

1. The CDC License is hereby amended as follows:

(a) Section 6.6.4. Section 6.6.4 of the CDC License is hereby amended and restated in its entirety to read as follows:

“6.6.4 Increase in Royalty due to Reduced Selling Price. In the event that the Average Selling Price of a Product in the United States is less than the Average Selling Price of any Competing Product in any calendar year, then commencing January 1 of the following year, the First Tier Royalty and Second Tier Royalty shall be increased to an amount equal to the product of (a) the respective Royalty and (b) a fraction, the numerator of which is the *** of such Competing Product, and the denominator of which is the ***. If there are multiple Competing Products that have an *** than the Average Selling Price of a Product, then the Competing Product with the *** shall be used for purposes of this adjustment. By way of example:

(a) in the event the Average Selling Price of a Product in the United States is equal to $*** and the Average Selling Price of any Competing Product is equal to $*** in any calendar year (assuming a First Tier Royalty equal to ***%), the First Tier Royalty due to CDC, commencing January 1 of the following year, will be increased under this Section 6.6.4 to ***;

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

(b) in the event the Average Selling Price of a Product in the United States is equal to $*** and the Average Selling Price of any Competing Product is equal to $*** in any calendar year (assuming a First Tier Royalty equal to ***%), the First Tier Royalty due to CDC, commencing January 1 of the following year, will be increased under this Section 6.6.4 to ***; and

(c) in the event the Average Selling Price of a Product in the United States is equal to $*** and the Average Selling Price of any Competing Product is equal to $*** in any calendar year (assuming a First Tier Royalty equal to ***%), the First Tier Royalty due to CDC, commencing January 1 of the following year, will be increased under this Section 6.6.4 to ***.”

2. At any time and from time to time, upon CDC’s request and at the sole expense of Company, Company will promptly and duly execute and deliver any and all further instruments and documents and take such further action as CDC reasonably deems necessary to effect the purposes of this Amendment.

3. Except as expressly amended hereby, the CDC License shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the CDC License, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the CDC License as amended, including as amended by this Amendment. To the extent there is any conflict between the CDC License and this Amendment, the terms of this Amendment shall prevail.

4. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES.

5. This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. Any and all counterparts may be executed by facsimile.

6. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

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CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date set forth in the first paragraph hereof.

CDC IV, LLC

By:	/s/ David Ramsey
Name:	David Ramsey
Title:	Partner

BIODELIVERY SCIENCES INTERNATIONAL, INC.:

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and CEO

ARIUS PHARMACEUTICALS, INC.:

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

ARIUS TWO, INC.:

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President